SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): June 7, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                 333-9532                      13-3836437
(State or Other Jurisdiction     (Commission                  (I.R.S. Employer
     of Incorporation)           File Number)              Identification No.)

  245 Park Avenue
  New York, New York                                             10167
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

-----------------------------------------------------------------

Item 5.  Other Events.

Filing of Computational Materials

         In connection with the proposed offering of the GMACM Revolving Home Equity Loan Trust 1999-1 Home Equity Loan-Backed Term Notes, Series 1999-1 (the "Term Notes"), Bear, Stearns & Co. Inc., as representative of the underwriters (the "Representative"), has prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Term Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Series Term Sheet including Computational Materials, filed on Form 8-K dated June 7, 1999.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEAR STEARNS ASSET BACKED
                                        SECURITIES, INC.



                                       By:   /s/ Jonathan Lieberman
                                            -------------------------------
                                                 Jonathan Lieberman

Dated:  June 9, 1999

                                 Exhibit Index

Exhibit

99.1 Series Term Sheet including Computational Materials, filed on Form 8-K dated June 7, 1999

                                 Exhibit 99.1

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1

       Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

BEAR STEARNS                                           BEAR, STEARNS & CO. INC.
Atlanta * Boston * Chicago                        Asset-Backed Securities Group
Dalass * DC * Los Angeles
* New York * San Francisco                                      245 Park Avenue
Frankfurt * Geneva * Hong Kong                         New York, New York 10167
London * Paris * Tokyo                       (212) 272-2000; (212) 272-7294 fax

    GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1: COMPUTATIONAL MATERIALS

FAX TO:                                           DATE:       June 7, 1999
COMPANY:                         # PAGES (incl. cover):       31
FAX NO:                                       PHONE NO:
FROM:                                         PHONE NO:

   STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND
                               OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, seller or servicer, and although it may be based on data supplied to it by an issuer, seller or servicer, none of the issuer, seller or servicer makes any representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1

  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     INDEX

                       I.      Deal Summary
                       II.     Summary of Terms
                       III.    Risk Factors
                       IV.     Collateral Profile
                       V.      Bond Sensitivity

                        OFFERED NOTES (PRICED TO CALL)

                                                                       AVERAGE     AVERAGE     MODIFIED       MODIFIED
                                                                       LIFE TO     LIFE TO     DURATION       DURATION
                      EXPECTED RATINGS     APPROXIMATE    EXPECTED  MATURITY (1)   CALL (1)   TO MATURITY(1) TO CALL (1)
 CLASS DESCRIPTION      S&P/MOODY'S           SIZE         COUPON      (YEARS)     (YEARS)      (YEARS)        (YEARS)
-------------------------------------------------------------------------------------------------------------------------

     Term Notes           AAA/Aaa        $[250,000,000]   Libor +       4.51         4.31        3.80           3.68
                                                             [ ]

(table continued)

      PRINCIPAL       PRINCIPAL
      WINDOW TO       WINDOW TO        LEGAL
     MATURITY (1)      CALL (1)        FINAL
       (MONTHS)        (MONTHS)      MATURITY
----------------------------------------------

         155              79         June 2027


            THE NOTES:

            o The Notes are backed initially by approximately 32% fixed-rate home equity loans and 68% adjustable-rate Prime-indexed home equity lines of credit. During an 18 month revolving period, the GMACM will sell predominately adjustable-rate Prime-indexed home equity lines of credit ("HELOCs") and draws on the HELOCs to the trust. After the initial 18 month revolving period, for the next 48 months, only additional draws from the HELOCs will be sold to the trust. Thereafter, no additional collateral will be sold to the trust.

            o The Notes are priced to call. The margin above LIBOR will double, if the Notes are not called upon the collateral pool declining to 10% of the Term Note Balance.

            o The Notes are payable interest monthly, and principal monthly starting with the end of the Revolving Period (on December 31, 2000), on an Actual/360 basis. Interest payable on the notes is subject to an available funds cap and an overall cap of 14.5%, provided, however, investors will be entitled to an interest carry-forward amount should LIBOR plus the margin exceed the available funds cap for such periods.

            o The optional call on the Notes is set at 10% of the Term Note Balance.

            o The home equity lines of credit have a gross pricing prepayment speed of 35% CPR with a draw rate of 12% CPR, for a Net 23% CPR; the home equity loans have been modeled as if they are home equity lines of credit, and as such, they have the same prepayment speed solely for modeling purposes.

                         STRUCTURE SUMMARY:

            o There is a Revolving Period of 18 months, during which there will be a lockout on principal payments. Principal from collateral prepayments will be reinvested in new HELOCs and draws by HELOC borrowers.

            o Credit enhancement is provided by excess cash, overcollateralization and the Ambac surety bond.

                    Ambac surety bond insures timely payment of interest and ultimate payment of principal.

                    GMAC Mortgage is Servicer
                    for the transaction and Norwest Bank is Indenture
                    Trustee.

                     (1) THE BONDS WILL BE PRICED USING A PREPAYMENT SPEED OF
                     (i) IN THE CASE OF THE HELOCS, A GROSS CPR AS DISCLOSED ABOVE LESS A CONSTANT DRAW RATE OF 12%, AND (ii) IN THE CASE OF THE HELS, SUCH COLLATERAL IS MODELED AS IF IT IS HELOCS WITH THE SAME GROSS AND NET CPR ASSUMPTIONS. NOTWITHSTANDING THE MODELING ASSUMPTION FOR THE HELS, IN THE GMACM 1998-2 TRANSACTION, THE HELS WERE MODELED WITH A NET CPR OF 35% WHICH SHORTENED THE AVERAGE LIFE OF THE TERM NOTES IN THE GMACM 1998-2 TRANSACTION.

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1


                    DESCRIPTION OF THE SELLER AND SERVICER

GMAC Mortgage Corporation ("GMACM") provides mortgage and home equity lending services to residential customers. GMACM is an interrelated group of specialized financial services businesses serving selected niche markets nationwide.

In 1997 and 1998, GMACM originated $446.5 and $[500]million of lines of credit and closed end home equity loans.

GMACM provides mortgage banking services including home equity lending and refinancing to customers in all 50 states through its more than 250 offices. GMACM's servicing portfolio consists of in excess of 1.1 million customer accounts, making GMACM one of the largest mortgage banking firms in the United States.

LOAN PROGRAMS

GMACM's core home equity loan programs consist primarily of (1) a fixed rate closed end home equity product ("HEL") and (2) an open end variable rate home equity line of credit ("HELOC") product, which is an adjustable rate loan that generally indexes off of Prime plus a specified margin. A significant percentage of GMACM's originations are second lien home equity product with CLTV ranging from 80% up to 100%.

UNDERWRITING / CREDIT

GMACM's underwriting guidelines are periodically revised based on prevailing conditions in the residential mortgage market and the market for mortgage securities. Available line sizes at varying CLTVs are primarily influenced by borrower credit quality. The company uses a variety of credible data sources to assess the relative economic stability of each market. GMACM's loan decisions are based on cash flow, credit quality, historical credit performance and supplemented by collateral as a secondary source of loan repayment.

SERVICING

(1)SERVICING OPERATIONS - is comprised of the traditional loan servicing functions: cashiering/payment processing, advances, customer service, escrow management/taxes and insurance, records and collateral management, reconveyances, demands and payoffs.

(2)ASSET RESOLUTION - proactively monitors delinquencies and decides how to proceed (foreclosure, or repossession and resale) based upon an economic analysis of the individual loan.

                                    SUMMARY

Issuer......................The GMACM Revolving Home Equity Loan Trust 1999-1,
                            a Delaware business trust, will be formed pursuant to a trust agreement. The assets of the issuer will consist of:

                                  o   the home equity revolving
                                      credit line loans and
                                      home equity loans
                                      transferred to the issuer
                                      on the closing date;

                                  o   additional draws under
                                      the home equity revolving
                                      credit line loans during
                                      the period from the
                                      closing date to but
                                      excluding the beginning
                                      of the rapid amortization
                                      period, as described in
                                      this prospectus
                                      supplement;

                                  o   mortgage loans sold to the issuer
                                      after the closing date; and

                                  o   certain related assets.

The Term Notes..............$[250,000,000]  Home Equity  Loan-Backed  Term
                            Notes, Series 1999-1, are being offered. The term notes will be issued pursuant to an indenture to be dated as of June 1, 1999, between the issuer and Norwest Bank Minnesota, National Association, as indenture trustee.

The Variable Funding
Notes.......................Home Equity Loan-Backed Variable Funding Notes,
                            Series 1999-1. The variable funding notes are not being offered.

The Certificates............Home Equity Loan-Backed Certificates, Series
                            1999-1.  The certificates are not being offered.

Depositor...................Bear Stearns Asset Backed Securities, Inc.

Seller and Servicer.........GMAC Mortgage Corporation, a Pennsylvania
                            corporation, will be the seller and servicer of the mortgage loans. The servicer will be obligated to service the mortgage loans pursuant to the servicing agreement to be dated as of June 1, 1999, among the servicer, the issuer and the indenture trustee.

Owner Trustee...............Wilmington Trust Company.

Indenture Trustee...........Norwest Bank Minnesota, National Association.

Statistical Calculation
Date........................The close of business on May 17, 1999.

Cut-Off Date................The close of business on June 1, 1999.

Closing Date................On or about June [17], 1999.

Payment Date................The 18th day of each month (or, if that day is not a Business Day, the next Business Day), beginning on July 19, 1999.

Denominations and
 Registration...............The term notes will be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess of that amount. The term notes will initially be issued in book-entry form. Those acquiring beneficial ownership interests in the term notes, the term note owners, may elect to hold their term notes through The Depository Trust Company in the United States, or Cedelbank or the Euroclear System in Europe. Transfers within The Depository Trust Company, Cedelbank or the Euroclear System will be in accordance with the usual rules and operating procedures of that system. No term note owner can receive a physical certificate representing their interest, except if definitive term notes are issued. All references herein to any term notes reflect the rights of term note owners only as those rights may be exercised through The Depository Trust Company and its participating organizations for so long as those term notes are in book-entry form.

The Mortgage Pool...........Unless we indicate otherwise, the statistical information we present herein reflects the initial pool of mortgage loans as of the Statistical Calculation date. The aggregate outstanding principal balance of the initial mortgage loans as of the Statistical Calculation date is approximately $145,879,109.55. The outstanding principal balance of each initial mortgage loan as of the Statistical Calculation date is the "Statistical Calculation date balance".

                            o Home equity revolving credit line loans to be
                              sold to the issuer will be adjustable rate home equity revolving credit line loans evidenced by the related credit line agreements and secured by the related mortgages or deeds of trust on residential properties.

                            o No more than approximately 95.61% of the initial
                              home equity revolving credit line loans (by
                              Statistical Calculation date balance) are secured by second or more junior mortgages or deeds of trust and the rest are secured by first mortgages or deeds of trust.

                            The property of the trust will include:

                            o the unpaid principal balance of the initial home
                              equity revolving credit line loans as of the close of business on the cut-off date;

                            o the unpaid principal balance of the home equity
                              revolving credit line loans added to the property of the trust after the closing date as of the related subsequent cut-off date of those loans; and

                            o any additions to the home equity revolving
                              credit line loans as a result of draws or new advances of money made pursuant to the applicable credit line agreement after the related cut-off date or subsequent cut-off date.

                            The unpaid principal balance of a home equity revolving credit line loan on any day will be equal to:

                            o its cut-off date balance or subsequent cut-off
                              date balance, plus

                            o any additional balances relating to that loan
                              sold to the issuer before that day, minus

                            o all collections credited against the principal
                              balance of such home equity revolving credit line loan in accordance with the related credit line agreement since the cut-off date or subsequent cut-off date. The principal balance of a liquidated home equity revolving credit line loan after the final recovery of related liquidation proceeds will be zero.

                            The home equity loans to be sold to the Issuer will be fixed rate closed-end home equity loans evidenced by promissory notes and secured by mortgages on the related mortgaged properties. No more than approximately 99.11% of the initial home equity loans (by Statistical Calculation date balance) are secured by second or more junior mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The property of the trust will include the principal balances of the initial home equity loans as of the cut-off date. The initial home equity loans provide for substantially equal payments in an amount sufficient to amortize the home equity loans over their terms.

Loan Rate...................The loan rate of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related mortgage note or credit line agreement. The loan rate borne by each mortgage loan, after the completion of any initial teaser period during which the loan rate may be fixed or set at a discounted variable rate for a period of from three to six months, is:

                            o in the case of a home equity revolving credit
                              line loan, adjustable on the date specified in the related credit line agreement to a rate based on an index; and

                            o in the case of a home equity loan, fixed as of
                              the date of its origination.

                            Interest on each home equity revolving credit line loan is computed daily and payable monthly on the average daily outstanding principal balance of such home equity revolving credit line loan. After any initial teaser period during which the loan rate may be fixed or set at a discounted variable rate for approximately three to six months, the loan rate on each home equity revolving credit line loan will be adjusted on each adjustment date to a rate equal to the sum of the index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum loan rate over the life of the home equity revolving credit line loan specified in such credit line agreement. As of the Statistical Calculation date, the weighted average loan rate for the home equity revolving credit line loans, after the expiration of any applicable teaser periods, is approximately 9.510% and for the home equity loans is approximately 9.712%.

Pre-Funding Account.........On the closing date, approximately $[87,500,000]
                            will be deposited into an account designated the "pre-funding account". This amount will come from the proceeds of the sale of the term notes. During the pre-funding period, funds on deposit in the pre-funding account will be used by the issuer to buy mortgage loans from the seller from time to time. The pre-funding period will be the period from the closing date to the earlier of:

                            o the date on which the amount on deposit in the
                              pre-funding account is less than $100,000; or

                            o December 31, 1999.

                              The mortgage loans sold to the trust after the closing date, as well as all initial mortgage loans, will conform to certain specified characteristics. After the end of the pre-funding period, mortgage loans will continue to be purchased by the issuer through the end of the revolving period, subject to certain conditions.

Capitalized Interest
 Account....................On the closing date, if required by Ambac
                            Assurance Corporation, part of the proceeds of the sale of the term notes will be deposited into an account designated the "capitalized interest account", which will be held by the indenture trustee. Amounts on deposit in the capitalized interest account will be withdrawn on each payment date during the pre-funding period to cover any shortfall in interest payments on the notes due to the pre-funding feature during the pre-funding period. Any amounts remaining in the capitalized interest account at the end of the pre-funding period will be paid to the seller.

Funding Account.............An account designated the "funding account" will be set up with the indenture trustee on the closing date. On each payment date during the revolving period, the indenture trustee will deposit principal collections for the related collection period into the funding account, and will apply them first to buy additional balances arising under home equity revolving credit line loans in the trust and thereafter to buy more mortgage loans, to the extent they are available. If not all principal collections in the funding account have been applied to buy additional balances and mortgage loans at the end of the revolving period, the amount left in the funding account will be paid to noteholders as a payment of principal. During the revolving period, we expect that mortgage loans bought with amounts in the funding account will primarily be home equity revolving credit line loans.

Interest Payments...........Interest payments on the term notes will be made monthly on each payment date, beginning in July 1999, at the note rate described below for the related interest period, subject to the limitations set forth below, which may result in interest shortfalls, as described below. The note rate for each interest period will be a floating rate equal to the least of:

                            o LIBOR plus _____% per annum (or, on any payment
                              date on which the aggregate term note balance is less than 10% of the initial aggregate term note balance, LIBOR plus _____% per annum);

                            o the net loan rate; and

                            o _____% per annum.

                            However, on any payment date for which the related note rate has been determined by the second bullet point above, the interest shortfall will be determined. Interest shortfalls and interest on them at the note rate (as adjusted from time to time) will be paid on later payment dates, to the extent funds are available for that purpose. Interest shortfalls will not be covered by the financial guaranty insurance policy and may remain unpaid on the final payment date for the term notes. Interest on the notes for each payment date will accrue from the preceding payment date (or, in the case of the first payment date, from the closing date) through the day before that payment date, on the basis of the actual number of days in that interest period and a 360-day year.

                            All interest payments on the notes for any payment date will be allocated to the term notes and the variable funding notes pro rata based on their respective interest accruals. The interest rate on the variable funding note will not significantly exceed the interest rate on the Term Notes.

Principal Payments..........With respect to any payment date during the revolving period, no principal will be paid on the notes, and all principal collections will be deposited into the funding account and used to purchase additional balances relating to home equity revolving credit line loans and mortgage loans. On each payment date during the managed amortization period, the aggregate amount payable as principal of the notes will be equal to net principal collections for that payment date. On each payment date during the rapid amortization period, the aggregate amount payable as principal of the notes will be equal to principal collections for that payment date. In addition, on each payment date after the end of the revolving period, to the extent of funds available for that purpose, holders of the term notes and the holders of the variable funding notes will be entitled to get certain additional amounts in reduction of the note balance of the related notes, generally equal to liquidation loss amounts.

                            All principal payments due and payable on the notes will be allocated to the term notes and the variable funding notes pro rata based on the outstanding principal balances thereof until paid in full. In no event will principal payments on the notes on any payment date exceed the related note balance of those notes on that payment date. On the final payment date, principal will be due and payable on the notes in an amount equal to the related note balance remaining outstanding on that payment date.

                            The revolving period will be the period beginning on the closing date and ending on the earlier of December 31, 2000 and the occurrence of a managed amortization event or certain rapid amortization events. The managed amortization period will be the period beginning on the first payment date following the end of the revolving period and ending on the earlier of December 31, 2004 and the occurrence of certain rapid amortization events. The rapid amortization period will be the period beginning on the earlier of the first Payment Date following the end of the managed amortization period and the occurrence of certain rapid amortization events, and ending upon the termination by the issuer. A managed amortization event will be deemed to occur on any date on which the amount on deposit in the funding account equals or exceeds $10,000,000.

Allocation of Payments on
 the Mortgage Loans.........All collections on the mortgage loans will generally be allocated by the servicer according to the terms of the related credit line agreements or mortgage notes between amounts collected in respect of interest and principal.

                            o With respect to each payment date, the portion
                              of interest collections available to be applied towards the payment of interest on the notes will equal interest collections for such payment date.

                            o The portion of principal collections available
                              to be applied towards the payment of principal on the notes will equal:

                              o at any time during the revolving period, zero,

                              o at any time during the managed amortization
                                period, net principal collections for such payment date and

                              o at any time during the rapid amortization
                                period, principal collections for such payment date.

                            During the revolving period, principal collections will be applied by the trust to buy mortgage loans and, during the period from the closing date to the beginning of the rapid amortization period, principal collections will be applied to purchase additional balances, in each case to the extent they are available. Principal collections will no longer be applied to acquire mortgage loans after the end of the revolving period and will no longer be applied to buy additional balances during the rapid amortization period.

Credit Enhancement..........The credit enhancement provided for the benefit of the noteholders will consist of:

                              o Excess Spread;

                              o overcollateralization; and

                              o the financial guaranty insurance policy.

The Enhancer................Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation.

Optional Redemption.........A principal payment may be made to redeem the term notes upon the exercise by the servicer of its option to purchase the mortgage loans and the related assets of the trust after the aggregate balance of the term notes is reduced to an amount less than or equal to 10% of their initial balance. The purchase price payable by the servicer for these mortgage loans will be the sum of:

                            o the aggregate outstanding principal balance of
                              the mortgage loans, plus accrued and unpaid interest thereon at the weighted average of the net loan rates of these mortgage loans through the day preceding the payment date of this purchase;

                            o an amount equal to any interest shortfalls plus
                              accrued and unpaid interest on these interest shortfalls; and

                            o all amounts due and owing Ambac Assurance
                              Corporation.

Final Payment of Principal
on the Notes................The notes will be payable in full on the payment date in [June 2029] to the extent of the outstanding note balance on that date, if any. In addition, the issuer will pay the notes in full upon the exercise by the Servicer of its option to purchase all of the mortgage loans in the trust and all property acquired relating to the mortgage loans.

Optional Removal of Certain
Mortgage Loans..............In certain instances where a mortgagor either:

                            o requests an increase in the credit limit on the
                              related home equity revolving credit line loan above the limit stated on the related credit line agreement;

                            o asks to place a lien on the related mortgaged
                              property senior to the lien of the related mortgage loan; or

                            o refinances the senior lien resulting in a
                              combined loan-to-value ratio above the prior combined loan-to-value ratio for that loan;

                            then the servicer will have the option to purchase from the trust that home equity revolving credit line loan.

ERISA Considerations........The term notes are eligible for purchase by pension, profit-sharing or other employee benefit plans as well as individual retirement accounts and certain types of Keogh Plans. However, any fiduciary or other investor of assets of a plan that proposes to acquire or hold the term notes on behalf of or with assets of any plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Internal Revenue Code of 1986, as amended, to the proposed investment.

Certain Federal Income
Tax Considerations..........In the opinion of Brown & Wood LLP, special tax counsel to the depositor, for federal income tax purposes, the term notes will be characterized as indebtedness, and the issuer, as created and governed pursuant to the terms and conditions of the trust agreement, will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes, or as a "taxable mortgage pool" within the meaning of section 7701(i) of the Internal Revenue Code of 1986, as amended. In addition, each noteholder, by its acceptance of a note, will agree to treat that note as debt for federal, state and local tax purposes.

Legal Investment............The term notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, because the property of the trust includes mortgage loans secured by subordinate liens on the related mortgaged properties. Institutions the investment activities of which are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Term Notes.

Ratings.....................It is a condition to the issuance of the term notes that they be rated at least "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of, or draws on, the mortgage loans, the likelihood of the receipt of any amounts in respect of interest shortfalls or any corresponding effect on the yield to investors.

                                 RISK FACTORS

         You should consider the following information carefully since it identifies certain significant sources of risk associated with an investment in the term notes.

THERE IS A RISK THAT THE MORTGAGED PROPERTIES MIGHT NOT BE ADEQUATE SECURITY FOR THE MORTGAGE LOANS.

         Although the Mortgage Loans are secured by liens on Mortgaged Properties, this collateral may not give assurance of repayment of the Mortgage Loans comparable to that many first lien lending programs provide, and the Mortgage Loans (especially those with high CLTVs) may have risk of repayment characteristics more similar to unsecured consumer loans.

         Approximately 96.72% (by Statistical Calculation Date Pool Principal Balance) of the Initial Mortgage Loans are secured by second or more junior Mortgages that are subordinate to the rights of the mortgagee under a senior mortgage or mortgages. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding Principal Balance of these Mortgage Loans only to the extent that the claims of the senior mortgages have been satisfied in full, including any related foreclosure costs. If the Servicer determines that it would be uneconomical to foreclose on the related Mortgaged Property, the Servicer may write off the entire outstanding Principal Balance of the related Mortgage Loan. These considerations will be particularly applicable to Mortgage Loans secured by second or more junior Mortgages that have high Combined Loan-to-Value Ratios because, in these cases, the Servicer is more likely to determine that foreclosure would be uneconomical. These losses will be borne by Noteholders if the applicable credit enhancement is insufficient to absorb them.

         Defaults on Mortgage Loans are generally expected to occur with greater frequency in their early years. The rate of default of Mortgage Loans secured by junior Mortgages may be greater than that of Mortgage Loans secured by senior Mortgages on comparable properties.

         We cannot assure you that the values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market experiences an overall decline in value, this could extinguish the value of the interest of a junior mortgagee in the Mortgaged Property before having any adverse effect on the interest of the related senior mortgagees.

THERE ARE RISKS RELATED TO RELYING ON THE CREDIT OF THE MORTGAGORS.

         As a result of the above considerations, the underwriting standards and procedures applicable to the Mortgage Loans, as well as the repayment prospects of the Mortgage Loans, may be more dependent on the creditworthiness of the borrower and less dependent on the adequacy of the Mortgaged Property as collateral than would be the case under many first lien lending programs. As to the Mortgage Loans, future changes in the borrower's economic circumstances will have a significant effect on the likelihood of repayment, since additional draws on the HELOCs may be made by the borrower in the future up to the applicable credit limit. Although the HELOCs are generally subject to provisions whereby the Servicer may reduce the applicable credit limit as a result of a material adverse change in the borrower's economic circumstances, the Servicer generally will not monitor for these changes and may not become aware of them until after the borrower has defaulted. Under certain circumstances, a borrower with a HELOC may draw his entire credit limit in response to personal financial needs resulting from an adverse change in circumstances.

         Under the home equity program of the Seller (the "GMACM HOME EQUITY PROGRAM") relating to the HELOCs, the Seller generally qualifies Mortgagors based on an assumed payment that reflects a Loan Rate significantly lower than the related Maximum Loan Rate. The repayment of any HELOC may thus be dependent on the ability of the related Mortgagor to make larger interest payments if the Loan Rate of the related Mortgage Loan is adjusted during the life of the HELOC.

         Future changes in a borrower's economic circumstances may result from a variety of unforeseeable personal factors, including loss of employment, reduction in income, illness and divorce. Any increase in prevailing market interest rates may adversely affect a borrower by increasing debt service on the related HELOC or other similar debt of the borrower. In addition, changes in the payment terms of any related senior mortgage loan may adversely affect the borrower's ability to pay principal and interest on the senior mortgage loan. For example, these changes may result if the senior mortgage loan is an adjustable rate loan and the interest rate on the loan increases, which may occur with or without an increase in prevailing market interest rates if the increase is due to the phasing out of a reduced initial rate. Specific information about these senior mortgage loans, other than the amount of these loans at origination of the corresponding Mortgage Loan, is not available, and we are not including it herein.

         General economic conditions, both on a national and regional basis, will also have an impact on the ability of borrowers to repay their Mortgage Loans. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, as a result, will experience higher rates of loss and delinquency than mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans may be concentrated in these regions, and this concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. You should note that approximately 40.39% and 11.77% (by Statistical Calculation Date Pool Principal Balance) of the Initial Mortgage Loans are secured by Mortgaged Properties located in the States of California and Michigan, respectively. In addition, any change in the deductibility for federal income tax purposes of interest payments on home equity loans may also have an adverse impact on the ability of borrowers to repay their Mortgage Loans.

THERE ARE RISKS RELATED TO THE INTEREST-ONLY FEATURE FOR CERTAIN HELOCS.

         As to approximately 98.39% (by Statistical Calculation Date Balance) of the Initial HELOCs, the borrowers are not required to make any principal payments until the maturity of their loans (the "BALLOON LOANS"). As such, these borrowers generally must pay the entire remaining principal amount of their HELOC at its maturity. The ability of these borrowers to make such a payment may depend on the ability of these borrowers to get refinancing of the balance due on their HELOC or to sell the related Mortgaged Property. An increase in interest rates over the Loan Rate applicable at the time their HELOC was originated may have an adverse effect on their ability to get refinancing, to make the required monthly payment or to pay the balance of their HELOC at its maturity. Collections on the HELOCs may also vary due to seasonal purchasing and payment habits of borrowers.

         In the case of Balloon Loans, the required minimum monthly payments on such HELOCs will not amortize the outstanding principal amount of such HELOCs prior to maturity, which amount may include substantial draws recently made. Furthermore, HELOCs generally have adjustable rates that are subject to much higher maximum rates than typically apply to adjustable rate first mortgage loans, and which may be as high as applicable usury limitations. Borrowers under these HELOCs are generally qualified based on an assumed payment that reflects either the initial interest rate or a rate significantly lower than the maximum rate.

         With respect to certain HELOCs, general credit risk may also be greater to Noteholders than to holders of instruments representing interests solely in level payment first mortgage loans, since no payment of principal generally is required until after either a five, ten or fifteen year Draw Period under the related Credit Line Agreements. Minimum monthly payments will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the HELOCs, there could be substantial delays in connection with the liquidation of HELOCs that are delinquent, and shortfalls in payments to you could occur if the credit support described in this prospectus supplement is insufficient to absorb these losses. Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the liquidation proceeds otherwise payable to Noteholders. In the event any Mortgaged Property fails to provide adequate security for the related Mortgage Loan, any losses in connection with such Mortgage Loan will be borne by the Noteholders to the extent that the applicable credit enhancement is insufficient to absorb these losses.

THERE IS A RISK THAT LOAN RATES MAY REDUCE THE NOTE RATE ON THE TERM NOTES.

         The Note Rate on the Term Notes will be a floating rate. The Loan Rates of the HELs are fixed and do not adjust. As such, if one-month LIBOR rises, you could get interest at a rate less than LIBOR plus the specified margin due to these limitations on the Note Rate. In addition, the weighted average Loan Rate of the Mortgage Loans will change, and may decrease, over time due to scheduled amortization of the Mortgage Loans, prepayments of Mortgage Loans, transfers to the Issuer of Subsequent Mortgage Loans and removal of Mortgage Loans by the Seller. We cannot assure you that the weighted average Loan Rate of the Mortgage Loans will not decrease after the Closing Date.

THERE ARE RISKS RELATING TO YIELD AND PREPAYMENT CONSIDERATIONS.

         The yield to maturity of the Term Notes will depend on the rate and timing of principal payments (including payments in excess of required installments, prepayments or terminations, liquidations and repurchases) on the Mortgage Loans, the rate and timing of draws on the related HELOCs, and the price you pay for your Term Notes. This yield may be adversely affected by a higher or lower than anticipated rate of principal payments or draws on the related HELOCs. The Mortgage Loans may be prepaid in full or in part without penalty. The rate and timing of defaults on the Mortgage Loans will also affect the yield to maturity of the Term Notes.

         During the Revolving Period, if the Seller does not sell enough Additional Balances and/or Subsequent Mortgage Loans to the Issuer, the Issuer will not fully apply amounts on deposit in the Funding Account to the purchase of Additional Balances and Subsequent Mortgage Loans by the end of the Revolving Period. These remaining amounts will be paid to the Noteholders as principal on the first Payment Date following the end of the Revolving Period.

THERE ARE RISKS RELATING TO LIMITATIONS ON THE REPURCHASE OR REPLACEMENT OF DEFECTIVE MORTGAGE LOANS BY THE SELLER.

         We cannot assure you that, at any particular time, the Seller will be able, financially or otherwise, to repurchase or replace Defective Mortgage Loans. If the Seller repurchases or is required to repurchase defective mortgage loans from any other series of asset backed securities, the financial ability of the Seller to repurchase Defective Mortgage Loans from the Issuer may be adversely affected. In addition, other events relating to the Seller and its operations could occur that would adversely affect the financial ability of the Seller to repurchase Defective Mortgage Loans from the Issuer, including the termination of borrowing arrangements that provide the Seller with funding for its operations, or the sale or other disposition of all or any significant portion of the Seller's assets. If the Seller does not repurchase or replace a Defective Mortgage Loan, then the Servicer, on behalf of the Issuer, will try to recover the maximum amount possible with respect to such Defective Mortgage Loan, and any resulting delay or loss will be borne by the Noteholders, to the extent that the related credit enhancement does not cover this delay or loss.

THERE ARE RISKS RELATED TO POSSIBLE VARIATIONS IN THE SUBSEQUENT MORTGAGE LOANS FROM THE INITIAL MORTGAGE LOANS.

         Each Subsequent Mortgage Loan will satisfy the eligibility criteria referred to in this prospectus supplement at the time the Seller transfers it to the Issuer. However, the Seller may originate or acquire Subsequent Mortgage Loans using credit criteria different from those it applied to the Initial Mortgage Loans. As such, these Subsequent Mortgage Loans may be of a different credit quality from the Initial Mortgage Loans. Thus, after the transfer of Subsequent Mortgage Loans to the Issuer, the aggregate characteristics of the Mortgage Loans then part of the Trust Estate may vary from those of the Initial Mortgage Loans.

THERE ARE RISKS RELATING TO CERTAIN LEGAL CONSIDERATIONS.

         The Mortgage Loans are secured by Mortgages. With respect to Mortgage Loans that are secured by first Mortgages, the Servicer may, under certain circumstances, agree to a new mortgage lien on the related Mortgaged Property having priority over that Mortgage. Mortgage Loans secured by second or subsequent Mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any senior mortgage loans and prior statutory liens have been satisfied. If these proceeds are insufficient to satisfy these senior loans and prior liens in the aggregate, the Issuer, and accordingly, the Noteholders, will bear the risk of delay in distributions while the Servicer gets a deficiency judgment (to the extent available in the related state) against the related Mortgagor and, and also bear the risk of loss if the Servicer cannot get or realize upon that deficiency judgment.

         If the Seller becomes insolvent, the receiver of the Seller may try to recharacterize the Seller's sale of the Mortgage Loans as a borrowing by the Seller secured by a pledge of the Mortgage Loans. If the receiver decided to challenge this transfer, you could experience delays in payments on your Term Notes, and possible reductions in the amount paid. The Depositor will warrant that the transfer of its interest in the Mortgage Loans to the Issuer is a valid transfer and assignment of that interest.

         If a conservator, receiver or trustee is appointed for the Seller, or if certain other events relating to the insolvency of the Seller occur, Additional Balances and Subsequent Mortgage Loans will no longer be transferred by the Seller to the Depositor pursuant to the Purchase Agreement. If this happens, an Event of Default under the Trust Agreement and the Indenture will occur, and the Owner Trustee will try to sell the Mortgage Loans (unless the Enhancer or Holders of Securities evidencing undivided interests aggregating at least 51% of the aggregate outstanding principal balance of the Securities instruct otherwise). This would cause early payment of the Term Note Balance of the Term Notes.

         If the Servicer becomes bankrupt or insolvent, the related bankruptcy trustee or receiver may have the power to prevent the appointment of a successor Servicer.

THERE ARE RISKS RELATING TO THE REPURCHASE OPTION OF THE SERVICER.

         In certain instances in which a Mortgagor either:

          o requests an increase in the credit limit on the related HELOC above the limit stated in the Credit Line Agreement;

          o requests to place a lien on the related Mortgaged Property senior to the lien of the related Mortgage Loan; or

          o    refinances the senior lien resulting in a Combined
               Loan-to-Value Ratio above the previous Combined Loan-to-Value Ratio for such loan;

then the Servicer will have the option to purchase from the Trust Estate the related Mortgage Loan at a price equal to the Repurchase Price. There are no limitations on the frequency of these repurchases or the characteristics of the Mortgage Loans so repurchased. These repurchases may cause an increase in prepayments on the Mortgage Loans, which may reduce the yield on the Term Notes. In addition, these repurchases may affect the characteristics of the Mortgage Loans in the aggregate with respect to Loan Rates and credit quality.

THERE ARE RISKS RELATING TO THE LIMITATIONS OF, AND THE POSSIBLE REDUCTION AND SUBSTITUTION OF, CREDIT ENHANCEMENT.

         Credit enhancement will be provided for the Term Notes in the form of:

          o Excess Spread (representing excess interest collections, if available);

          o    overcollateralization; and

          o    the Policy.

None of the Seller, the Depositor, the Servicer or any of their respective affiliates will be required to take any other action to maintain, or have any obligation to replace or supplement, this credit enhancement or any rating of the Term Notes. To the extent that losses are incurred on the Mortgage Loans that are not covered by Excess Spread, overcollateralization or the Policy, Securityholders (including the Term Noteholders) will bear the risk of such losses.

THERE ARE RISKS RELATING TO SOCIAL, ECONOMIC AND OTHER FACTORS.

         The ability of the Issuer to purchase Subsequent Mortgage Loans is largely dependent upon whether mortgagors perform their payment and other obligations required by the related mortgage loans in order that such mortgage loans meet the specified requirements for transfer on a Subsequent Transfer Date as a Subsequent Mortgage Loan. The performance by these mortgagors may be affected as a result of a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, we cannot predict whether or to what extent economic or social factors will affect the performance by such mortgagors and the availability of Subsequent Mortgage Loans.

                 GMACM REVOLVING HOME EQUITY LOAN TRUST 1999-1


INITIAL HELOC CHARACTERISTICS

         Set forth below is a description of certain additional characteristics of the Initial HELOCs as of the Statistical Calculation Date. Unless otherwise specified, all principal balances of the Initial HELOCs are as of the Statistical Calculation Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Statistical Calculation Date (except as indicated otherwise).

                                                    PROPERTY TYPE

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
PROPERTY TYPE                                         HELOCS                 BALANCE                  BALANCE

Two to Four Family                                      29                 $ 414,153.92                0.42%
Two to Four Unit (Duplex-Fourplex)                      9                  $ 265,351.72                0.27%
Condominium                                            250                $ 4,550,809.80               4.57%
Manufactured                                            2                   $ 29,658.86                0.03%
Multi-Family                                            2                   $ 29,312.47                0.03%
Planned Unit Development                               257                $ 5,404,671.19               5.43%
Single-Family Dwelling                                4,610              $ 88,777,528.31              89.25%
                                                      -----           -  ----------------             ------
                       TOTAL                          5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======





                                                   OCCUPANCY TYPES

                                                                                                   PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
OCCUPANCY                                       NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
(AS INDICATED BY BORROWER)                           HELOCS                  BALANCE                  BALANCE

Investment                                              1                   $ 16,273.00                0.02%
Owner Occupied                                        5,127               $ 98,725,195.72             99.25%
Non-Owner Occupied                                     31                  $ 730,017.55                0.73%
                                                       --                  -------------               -----
                       TOTAL                          5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======


                                                 PRINCIPAL BALANCES

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
RANGE OF PRINCIPAL BALANCES ($)                      HELOCS                  BALANCE                  BALANCE

           $0.00  To             $25,000.00           4,078               $ 45,708,493.90             45.95%
      $25,000.01  To             $50,000.00            809                $ 27,569,376.31             27.72%
      $50,000.01  To             $75,000.00            130                $ 8,187,010.69               8.23%
      $75,000.01  To            $100,000.00            80                 $ 7,368,181.71               7.41%
     $100,000.01  To            $125,000.00            23                 $ 2,533,360.71               2.55%
     $125,000.01  To            $150,000.00            13                 $ 1,800,166.30               1.81%
     $150,000.01  To            $175,000.00             9                 $ 1,470,366.40               1.48%
     $175,000.01  To            $200,000.00             5                  $ 932,548.09                0.94%
     $200,000.01  To            $225,000.00             3                  $ 654,305.24                0.66%
     $225,000.01  To            $250,000.00             3                  $ 745,306.03                0.75%
     $250,000.01  To            $275,000.00             1                  $ 265,000.00                0.27%
     $275,000.01  To            $300,000.00             1                  $ 300,000.00                0.30%
     $350,000.01  To            $375,000.00             1                  $ 372,000.00                0.37%
     $400,000.01  To            $425,000.00             1                  $ 410,374.25                0.41%
     $475,000.01  To            $500,000.00             1                  $ 499,997.12                0.50%
     $650,000.01  To            $675,000.00             1                  $ 654,999.52                0.66%
                                                        -             -    -------------               -----
                                      TOTAL           5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======

               The average Principal Balance as of the Statistical Calculation
Date is $19,281.16.



                                            COMBINED LOAN-TO-VALUE RATIOS

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
RANGE OF COMBINED                               NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
LOAN-TO-VALUE RATIOS(%)                              HELOCS                  BALANCE                  BALANCE

     0.000%  to     5.000%                              9                  $ 153,434.20                0.15%
     5.001%  to     10.000%                             3                   $ 50,729.23                0.05%
    10.001%  to     15.000%                             5                   $ 84,314.04                0.08%
    15.001%  to     20.000%                             6                  $ 161,443.23                0.16%
    20.001%  to     25.000%                            13                  $ 753,902.28                0.76%
    25.001%  to     30.000%                            16                  $ 373,590.61                0.38%
    30.001%  to     35.000%                            23                  $ 388,082.24                0.39%
    35.001%  to     40.000%                            23                  $ 588,599.25                0.59%
    40.001%  to     45.000%                            47                  $ 705,190.78                0.71%
    45.001%  to     50.000%                            56                 $ 1,085,353.50               1.09%
    50.001%  to     55.000%                            73                 $ 1,515,307.83               1.52%
    55.001%  to     60.000%                            113                $ 2,250,186.30               2.26%
    60.001%  to     65.000%                            148                $ 3,716,653.33               3.74%
    65.001%  to     70.000%                            205                $ 4,836,781.22               4.86%
    70.001%  to     75.000%                            338                $ 7,259,213.00               7.30%
    75.001%  to     80.000%                           1,037               $ 18,725,225.16             18.82%
    80.001%  to     85.000%                            299                $ 5,795,967.49               5.83%
    85.001%  to     90.000%                           2,349               $ 39,798,967.26             40.01%
    90.001%  to     95.000%                            230                $ 6,804,078.83               6.84%
    95.001%  to     100.000%                           156                $ 4,212,906.47               4.24%
                                                       ---            -   ---------------              -----
                        TOTAL                         5,149              $ 99,259,926.25              99.79%
                                                      =====              ===============              ======

               The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELOCs as of the Statistical Calculation Date are approximately 0.00% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELOCs as of the Statistical Calculation Date is approximately 80.83%.

        1) Not including 10 HELOCs, representing 0.21% of the Statistical Calculation Date Balance, with Combined Loan-to-Value Ratios in excess of 100.000%.


                                              GEOGRAPHICAL DISTRIBUTIONS

                                                                                                       PERCENT OF
                                                                                                    INITIAL HELOCS BY
                                                                                                      STATISTICAL
                                                NUMBER OF INITIAL     STATISTICAL CALCULATION       CALCULATION DATE
STATE                                                HELOCS                 DATE BALANCE                BALANCE

Alabama                                                25                   $ 388,311.80                 0.39%
Alaska                                                  7                   $ 120,643.08                 0.12%
Arizona                                                56                  $ 1,384,820.42                1.39%
Arkansas                                                2                    $ 53,897.18                 0.05%
California                                            1,731                $ 42,380,403.93              42.61%
Colorado                                               55                  $ 1,153,850.83                1.16%
Connecticut                                            85                  $ 1,323,620.45                1.33%
Delaware                                                9                    $ 82,877.76                 0.08%
District of Columbia                                    2                   $ 131,496.84                 0.13%
Florida                                                128                 $ 2,261,715.72                2.27%
Georgia                                                49                   $ 935,194.80                 0.94%
Hawaii                                                  9                   $ 283,662.53                 0.29%
Idaho                                                  47                   $ 670,535.32                 0.67%
Illinois                                               148                 $ 2,676,091.22                2.69%
Indiana                                                90                  $ 1,168,093.78                1.17%
Iowa                                                    7                   $ 158,394.02                 0.16%
Kansas                                                 13                   $ 194,270.42                 0.20%
Kentucky                                               17                   $ 226,985.30                 0.23%
Louisiana                                              22                   $ 594,396.80                 0.60%
Maine                                                  40                   $ 437,826.66                 0.44%
Maryland                                               38                   $ 811,465.52                 0.82%
Massachusetts                                          104                 $ 1,605,502.55                1.61%
Michigan                                               986                 $ 14,790,869.09              14.87%
Minnesota                                              33                   $ 702,932.90                 0.71%
Mississippi                                            14                   $ 272,488.72                 0.27%
Missouri                                               68                   $ 957,425.05                 0.96%
Montana                                                37                   $ 526,606.98                 0.53%
Nebraska                                                1                    $ 26,212.86                 0.03%
Nevada                                                 44                   $ 598,153.57                 0.60%
New Hampshire                                          45                   $ 602,764.39                 0.61%
New Jersey                                             200                 $ 3,569,027.82                3.59%
New Mexico                                             12                   $ 239,168.84                 0.24%
New York                                               134                 $ 2,800,019.50                2.81%
North Carolina                                         76                   $ 974,580.01                 0.98%
Ohio                                                   90                  $ 1,061,357.69                1.07%
Oklahoma                                               18                   $ 254,691.63                 0.26%
Oregon                                                 104                 $ 1,710,470.17                1.72%
Pennsylvania                                           152                 $ 2,510,643.89                2.52%
Rhode Island                                           17                   $ 206,421.79                 0.21%
South Carolina                                         20                   $ 354,078.65                 0.36%
South Dakota                                            2                    $ 49,264.87                 0.05%
Tennessee                                              49                   $ 833,915.00                 0.84%
Utah                                                   18                   $ 392,012.21                 0.39%
Vermont                                                16                   $ 207,187.85                 0.21%
Virginia                                               108                 $ 1,686,763.73                1.70%
Washington                                             186                 $ 4,590,176.23                4.61%
West Virginia                                           1                    $ 34,835.29                 0.04%
Wisconsin                                              42                   $ 461,259.49                 0.46%
Wyoming                                                 2                   $ 14,101.12                  0.01%
                                                        -             -     ------------                 -----
    TOTAL                                             5,159               $ 99,471,486.27               100.00%
                                                      =====               ===============               =======



                                                 JUNIOR RATIOS(1)(2)

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
RANGE OF JUNIOR RATIOS (%)                           HELOCS                  BALANCE                  BALANCE

     0.00%                                             91                 $ 4,237,051.43               4.26%
     0.01%  to     9.99%                               528                $ 6,885,460.17               6.92%
    10.00%  to     19.99%                             2,737               $ 46,254,654.01             46.50%
    20.00%  to     29.99%                              954                $ 20,811,626.43             20.92%
    30.00%  to     39.99%                              439                $ 11,057,908.16             11.12%
    40.00%  to     49.99%                              221                $ 5,019,874.13               5.05%
    50.00%  to     59.99%                              103                $ 2,249,938.29               2.26%
    60.00%  to     69.99%                              49                 $ 1,466,744.92               1.47%
    70.00%  to     79.99%                              21                  $ 821,956.95                0.83%
    80.00%  to     89.99%                              12                  $ 313,589.10                0.32%
    90.00%  to     99.99%                               4                  $ 352,682.68                0.35%
                                                        -             -    -------------               -----
                       TOTAL                          5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======

            (1) The Junior Ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

            (2) The weighted average Junior Ratio of the Initial HELOCs as of the Statistical Calculation Date is 21.90%.


                                                     LOAN RATES

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
RANGE OF LOAN RATES(%)                               HELOCS                  BALANCE                  BALANCE

    5.001%  to     6.000%                              577                $ 14,853,239.70             14.93%
    6.001%  to     7.000%                             2,759               $ 49,754,327.74             50.02%
    7.001%  to     8.000%                              55                 $ 1,563,398.62               1.57%
    8.001%  to     9.000%                              616                $ 10,323,090.80             10.38%
    9.001%  to     10.000%                             770                $ 12,629,347.62             12.70%
   10.001%  to     11.000%                             174                $ 4,679,711.34               4.70%
   11.001%  to     12.000%                             194                $ 5,397,583.02               5.43%
   12.001%  to     13.000%                             14                  $ 270,787.43                0.27%
                                                       --             -    -------------               -----
                       TOTAL                          5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======

               The weighted average Loan Rate as of the Statistical Calculation Date is 7.671%.

                                             FULLY INDEXED GROSS MARGIN

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
RANGE OF FULLY INDEXED GROSS MARGINS(%)              HELOCS                  BALANCE                  BALANCE

  0.000%     to             1.000%                    1,971              $ 39,793,518.06              40.00%
  1.001%     to             2.000%                    2,339              $ 36,854,541.64              37.05%
  2.001%     to             3.000%                     395               $ 10,752,023.93              10.81%
  3.001%     to             4.000%                     418               $ 11,326,989.82              11.39%
  4.001%     to             5.000%                     36                  $ 744,412.82                0.75%
                                                       --                  ------------                -----
                            TOTAL                     5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======

               The weighted average fully indexed margin as of the Statistical Calculation Date is approximately 1.761% per annum.



                                              CREDIT UTILIZATION RATES

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
RANGE OF CREDIT UTILIZATION RATES                    HELOCS                  BALANCE                  BALANCE
(%)

0.01        to     5.00%                               163                 $ 368,995.98                0.37%
5.01        to     10.00%                              334                $ 1,274,386.43               1.28%
10.01       to     15.00%                              311                $ 1,956,785.89               1.97%
15.01       to     20.00%                              295                $ 2,159,346.14               2.17%
20.01       to     25.00%                              232                $ 2,183,184.89               2.19%
25.01       to     30.00%                              226                $ 2,309,338.96               2.32%
30.01       to     35.00%                              204                $ 2,142,760.63               2.15%
35.01       to     40.00%                              202                $ 2,873,033.38               2.89%
40.01       to     45.00%                              158                $ 2,510,412.99               2.52%
45.01       to     50.00%                              200                $ 3,325,103.41               3.34%
50.01       to     55.00%                              149                $ 2,354,627.26               2.37%
55.01       to     60.00%                              166                $ 2,947,792.14               2.96%
60.01       to     65.00%                              151                $ 2,694,551.24               2.71%
65.01       to     70.00%                              154                $ 3,201,162.77               3.22%
70.01       to     75.00%                              143                $ 3,324,974.70               3.34%
75.01       to     80.00%                              183                $ 4,204,924.07               4.23%
80.01       to     85.00%                              132                $ 4,011,957.35               4.03%
85.01       to     90.00%                              166                $ 4,278,907.09               4.30%
90.01       to     95.00%                              177                $ 4,947,334.70               4.97%
95.01       to     100.00%                            1,404               $ 45,871,740.97             46.12%
100.01      to     105.00%                              9                  $ 530,165.28                0.53%
                                                        -             -    -------------               -----
                       TOTAL                          5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======

               The weighted average Credit Utilization Rate based on the Statistical Calculation Date Credit Limit of the Initial HELOCs as of the Statistical Calculation Date is 76.84%.


                                                    CREDIT LIMITS

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
RANGE OF CREDIT LIMITS ($)                           HELOCS                  BALANCE                  BALANCE

          $0.01  To    $25,000.00                     2,453               $ 27,930,997.52             28.08%
     $25,000.01  To    $50,000.00                     1,826               $ 35,976,759.94             36.17%
     $50,000.01  To    $75,000.00                      381                $ 10,319,623.83             10.37%
     $75,000.01  To    $100,000.00                     377                $ 12,811,906.39             12.88%
    $100,000.01  To    $125,000.00                     29                 $ 1,947,564.62               1.96%
    $125,000.01  To    $150,000.00                     38                 $ 2,899,779.62               2.92%
    $150,000.01  To    $175,000.00                     12                 $ 1,163,461.18               1.17%
    $175,000.01  To    $200,000.00                     17                 $ 1,431,665.36               1.44%
    $200,000.01  To    $225,000.00                      3                  $ 285,209.85                0.29%
    $225,000.01  To    $250,000.00                      9                 $ 1,093,926.67               1.10%
    $250,000.01  To    $275,000.00                      3                  $ 288,794.62                0.29%
    $275,000.01  To    $300,000.00                      3                  $ 563,629.23                0.57%
    $300,000.01  To    $325,000.00                      1                  $ 106,880.05                0.11%
    $350,000.01  To    $375,000.00                      2                  $ 672,000.00                0.68%
    $375,000.01  To    $400,000.00                      1                  $ 168,211.49                0.17%
    $475,000.01  To    $500,000.00                      3                 $ 1,156,076.38               1.16%
    $650,000.01  To    $675,000.00                      1                  $ 654,999.52                0.66%
                                                        -             -    -------------               -----
                               TOTAL                  5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======

               The weighted average of the Credit Limits as of the Statistical Calculation Date is $68,251.93.


                                                 MAXIMUM LOAN RATES

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
MAXIMUM LOAN RATES (%)                               HELOCS                  BALANCE                  BALANCE

   14.001%  to     15.000%                             105                $ 1,484,032.03               1.49%
   15.001%  to     16.000%                             76                  $ 974,580.01                0.98%
   17.001%  to     18.000%                            4,978              $ 97,012,874.23              97.53%
                                                      -----              ----------------             ------
                       TOTAL                          5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======

               The weighted average Maximum Loan Rate as of the Statistical Calculation Date is approximately 17.692%.



                                       MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
       RANGE OF MONTHS                               HELOCS                  BALANCE                  BALANCE

      Less than 0                                       1                  $ 40,294.05                 0.04%
    0        to               60                        4                  $ 84,687.11                 0.09%
    61       to              120                      3,761              $ 61,709,931.93              62.04%
   121       to              180                       244                $ 7,482,885.76               7.52%
   181       to              240                        2                  $ 51,752.01                 0.05%
   241       to              300                      1,143              $ 30,001,360.42              30.16%
                                                      -----              ---------------              ------
                            TOTAL                     5,155              $ 99,370,911.28              99.90%
                                                      =====              ===============              ======



The weighted average months remaining to scheduled maturity as of the Statistical Calculation Date is 173 months.

1) Not including 4 HELOCs, representing 0.10% of the Statistical Calculation Date Balance, with Months Remaining to Scheduled Maturity in excess of 300 months.



                                                  ORIGINATION YEAR

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
ORIGINATION YEAR                                     HELOCS                  BALANCE                  BALANCE

      1989                                              2                   $ 55,583.70                0.06%
      1990                                              3                   $ 21,042.42                0.02%
      1992                                              4                  $ 197,852.74                0.20%
      1993                                             10                   $ 92,805.15                0.09%
      1994                                             19                  $ 637,994.48                0.64%
      1995                                             31                  $ 530,281.44                0.53%
      1996                                             47                  $ 772,494.50                0.78%
      1997                                             114                $ 1,670,069.23               1.68%
      1998                                            2,116               $ 33,884,674.39             34.06%
      1999                                            2,813              $ 61,608,688.22              61.94%
                                                      -----           -  ----------------             ------
                       TOTAL                          5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======


                                                    LIEN PRIORITY

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
LIEN POSITION                                        HELOCS                  BALANCE                  BALANCE

First                                                  101                $ 4,371,495.65               4.39%
Second                                                5,058              $ 95,099,990.62              95.61%

                    TOTAL                             5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======



                                                DEBT-TO-INCOME RATIOS

                                                                                                       PERCENT OF
                                                                                                    INITIAL HELOCS BY
                                                                      STATISTICAL CALCULATION          STATISTICAL
                                                    NUMBER OF              DATE BALANCE             CALCULATION DATE
    RANGE OF DEBT-TO-INCOME RATIOS (%)           INITIAL HELOCS                                          BALANCE

  0.00% to 9.99%                                      30                 $ 1,295,579.08                 1.30%
 10.00% to 19.99%                                    273                 $ 5,849,889.73                 5.88%
 20.00% to 29.99%                                  1,137                $ 17,984,398.62                18.08%
 30.00% to 39.99%                                  1,748                $ 31,717,290.09                31.89%
 40.00% to 49.99%                                  1,690                $ 36,048,346.02                36.24%
 50.00% to 59.99%                                    248                 $ 5,353,185.63                 5.38%
 60.00% to 69.99%                                     32                 $ 1,189,951.19                 1.20%
 80.00% to 89.99%                                      1                    $ 32,845.91                 0.03%
                                                   -----                  -------------               -------
                      TOTAL                        5,159                $ 99,471,486.27               100.00%
                                                   =====                ===============               =======



                                               TEASER EXPIRATION MONTH

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
TEASER EXPIRATION MONTH                              HELOCS                  BALANCE                  BALANCE

       No Teaser                                      1,756               $ 33,421,736.37             33.60%
      April 1999                                       45                 $    606,827.33              0.61%
        May 1999                                       610                $ 10,954,401.14             11.01%
       June 1999                                       773                $ 15,052,183.59             15.13%
       July 1999                                       377                $  6,316,860.48              6.35%
     August 1999                                       535                $  9,473,672.57              9.52%
  September 1999                                       733                $ 15,564,899.52             15.65%
    October 1999                                       329                $  8,073,405.27              8.12%
   December 1999                                        1                 $      7,500.00              0.01%
                                                        -                  --------------              -----

                         TOTAL                        5,159               $ 99,471,486.27             100.00%
                                                      =====               ===============             =======

        The weighted average months to first gross rate adjustment expiration date is 4 months.



                                                 DOCUMENTATION TYPE

                                                                                                    PERCENT OF
                                                                                                 INITIAL HELOCS BY
                                                                           STATISTICAL              STATISTICAL
                                                NUMBER OF INITIAL        CALCULATION DATE        CALCULATION DATE
DOCUMENTATION                                        HELOCS                  BALANCE                  BALANCE

Alternative                                            144                $ 2,595,502.43               2.61%
Expanded No Income No Appraisal ("NINA")                1                   $ 1,924.46                 0.00%
Express                                                31                  $ 323,007.40                0.32%
Family First Division                                  490                $ 7,647,524.50               7.69%
Full                                                    4                  $ 100,032.14                0.10%
NINA                                                   198                $ 2,606,681.19               2.62%
No Income Verification ("NIV")                         89                 $ 1,647,577.26               1.66%
Quick                                                   3                   $ 29,841.48                0.03%
Relocation                                              1                   $ 3,451.17                 0.00%
Select                                                 141                $ 5,324,623.56               5.35%
Standard                                              3,857               $ 75,321,575.64             75.72%
Streamline                                             30                  $ 874,134.11                0.88%
Super Express                                          170                $ 2,995,610.93               3.01%
                                                       ---            -   ---------------              -----
                       TOTAL                          5,159              $ 99,471,486.27              100.00%
                                                      =====              ===============              =======

INITIAL HEL CHARACTERISTICS

         Set forth below is a description of certain additional characteristics of the Initial HELs as of the Statistical Calculation Date. Unless otherwise specified, all principal balances of the Initial HELs are as of the Statistical Calculation Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Statistical Calculation Date (except as indicated otherwise).



                                                    PROPERTY TYPE

                                                                                                    PERCENT OF
                                                                                                  INITIAL HELS BY
                                                                           STATISTICAL              STATISTICAL
                                                    NUMBER OF            CALCULATION DATE        CALCULATION DATE
PROPERTY TYPE                                      INITIAL HELS              BALANCE                  BALANCE

Two to Four Family                                      12                 $ 251,263.63                0.54%
Two to Four Unit (Duplex-Fourplex)                      2                   $ 19,742.45                0.04%
Condominium                                            108                $ 2,019,935.70               4.35%
Manufactured                                            3                   $ 44,683.74                0.10%
PUD                                                    109                $ 2,965,405.38               6.39%
Single-Family Dwelling                                1,608              $ 41,106,592.38              88.58%
                                                      -----              ----------------             ------
                       TOTAL                          1,842               $ 46,407,623.28             100.00%
                                                      =====               ===============             =======



                                                   OCCUPANCY TYPES

                                                                                                    PERCENT OF
                                                                                                  INITIAL HELS BY
                                                                           STATISTICAL              STATISTICAL
OCCUPANCY                                           NUMBER OF            CALCULATION DATE        CALCULATION DATE
(AS INDICATED BY BORROWER)                        INITIAL HELS               BALANCE                  BALANCE

Owner Occupied                                        1,834               $ 46,100,940.99             99.34%
Non-Owner Occupied                                      8                  $ 306,682.29                0.66%
                                                        -                  -------------               -----
                       TOTAL                          1,842               $ 46,407,623.28             100.00%
                                                      =====               ===============             =======




                                                 PRINCIPAL BALANCES

                                                                                                    PERCENT OF
                                                                                                  INITIAL HELS BY
                                                                           STATISTICAL              STATISTICAL
                                                    NUMBER OF            CALCULATION DATE        CALCULATION DATE
RANGE OF PRINCIPAL BALANCES ($)                   INITIAL HELS               BALANCE                  BALANCE

      $0.00  To            $25,000.00                1,197               $ 18,429,277.85              39.71%
 $25,000.01  To            $50,000.00                  495               $ 17,211,650.16              37.09%
 $50,000.01  To            $75,000.00                  109                $ 6,688,599.11              14.41%
 $75,000.01  To           $100,000.00                   32                $ 2,779,711.72               5.99%
$100,000.01  To           $125,000.00                    4                  $ 444,315.12               0.96%
$125,000.01  To           $150,000.00                    2                  $ 294,830.79               0.64%
$150,000.01  To           $175,000.00                    1                  $ 163,146.02               0.35%
$175,000.01  To           $200,000.00                    2                  $ 396,092.51               0.85%
                                                         -                 -------------               -----
                                      TOTAL          1,842               $ 46,407,623.28             100.00%
                                                     =====               ===============             =======



               The average Principal Balance as of the Statistical Calculation Date is approximately $25,194.15.



                                              GEOGRAPHICAL DISTRIBUTIONS

                                                                                                      PERCENT OF
                                                                                                    INITIAL HELS BY
                                                                      STATISTICAL CALCULATION         STATISTICAL
                                                    NUMBER OF               DATE BALANCE           CALCULATION DATE
STATE                                             INITIAL HELS                                          BALANCE

Alabama                                                14                    $ 353,293.04                 0.76%
Alaska                                                  2                    $ 103,260.54                 0.22%
Arizona                                                83                  $ 1,685,173.28                 3.63%
California                                            574                 $ 16,534,069.42                35.63%
Colorado                                               22                    $ 648,959.84                 1.40%
Connecticut                                            15                    $ 337,661.91                 0.73%
Delaware                                                4                    $ 134,754.41                 0.29%
Florida                                                69                  $ 1,441,307.69                 3.11%
Georgia                                                52                  $ 1,283,067.37                 2.76%
Hawaii                                                 13                    $ 485,974.33                 1.05%
Idaho                                                  25                    $ 775,015.57                 1.67%
Illinois                                               58                  $ 1,306,965.97                 2.82%
Indiana                                                29                    $ 543,093.98                 1.17%
Iowa                                                   22                    $ 313,011.88                 0.67%
Kansas                                                  8                    $ 157,810.62                 0.34%
Kentucky                                                3                     $ 64,663.34                 0.14%
Louisiana                                               7                    $ 157,859.30                 0.34%
Maine                                                  11                    $ 245,490.12                 0.53%
Maryland                                               27                    $ 781,644.29                 1.68%
Massachusetts                                          71                  $ 1,905,722.65                 4.11%
Michigan                                               109                 $ 2,378,638.21                 5.13%
Minnesota                                              26                    $ 497,580.36                 1.07%
Mississippi                                             2                     $ 24,666.99                 0.05%
Missouri                                               26                    $ 471,099.93                 1.02%
Montana                                                 6                    $ 116,630.65                 0.25%
Nebraska                                                3                     $ 42,437.00                 0.09%
Nevada                                                 22                    $ 473,506.79                 1.02%
New Hampshire                                          15                    $ 317,475.39                 0.68%
New Jersey                                             63                  $ 1,793,891.24                 3.87%
New Mexico                                              7                    $ 170,939.59                 0.37%
New York                                               44                  $ 1,351,391.24                 2.91%
North Carolina                                         26                    $ 652,904.35                 1.41%
North Dakota                                            1                     $ 13,285.65                 0.03%
Ohio                                                   33                    $ 609,684.38                 1.31%
Oklahoma                                               19                    $ 401,648.38                 0.87%
Oregon                                                 25                    $ 610,254.63                 1.31%
Pennsylvania                                           92                  $ 1,871,860.36                 4.03%
Rhode Island                                            6                    $ 207,526.33                 0.45%
South Carolina                                          8                    $ 154,628.97                 0.33%
South Dakota                                            2                     $ 69,171.63                 0.15%
Tennessee                                              20                    $ 450,128.32                 0.97%
Texas                                                   8                    $ 315,861.04                 0.68%
Utah                                                   11                    $ 262,334.24                 0.57%
Vermont                                                 4                    $ 175,678.07                 0.38%
Virginia                                               52                  $ 1,408,226.66                 3.03%
Washington                                             76                  $ 1,756,027.45                 3.78%
West Virginia                                          10                    $ 158,621.56                 0.34%
Wisconsin                                              14                    $ 315,269.22                 0.68%
Wyoming                                                 3                     $ 77,455.10                 0.17%
                                                        -                   ------------                -----
                       TOTAL                          1,842               $ 46,407,623.28              100.00%
                                                      =====                ===============              =======




                                            COMBINED LOAN-TO-VALUE RATIOS

                                                                                                    PERCENT OF
                                                                                                  INITIAL HELS BY
                                                                           STATISTICAL              STATISTICAL
RANGE OF COMBINED                                   NUMBER OF            CALCULATION DATE        CALCULATION DATE
LOAN-TO-VALUE RATIOS(%)                           INITIAL HELS               BALANCE                  BALANCE

    5.001%  to     10.000%                              3                   $ 55,518.92                0.12%
   10.001%  to     15.000%                              4                   $ 47,827.62                0.10%
   15.001%  to     20.000%                             10                  $ 171,269.43                0.37%
   20.001%  to     25.000%                             11                  $ 181,826.63                0.39%
   25.001%  to     30.000%                             19                  $ 456,300.22                0.98%
   30.001%  to     35.000%                             14                  $ 312,631.23                0.67%
   35.001%  to     40.000%                             14                  $ 469,238.40                1.01%
   40.001%  to     45.000%                             14                  $ 294,384.27                0.63%
   45.001%  to     50.000%                             22                  $ 491,857.62                1.06%
   50.001%  to     55.000%                             29                  $ 877,307.72                1.89%
   55.001%  to     60.000%                             25                  $ 618,542.47                1.33%
   60.001%  to     65.000%                             42                 $ 1,342,872.49               2.89%
   65.001%  to     70.000%                             60                 $ 1,585,816.04               3.42%
   70.001%  to     75.000%                             108                $ 3,589,497.45               7.73%
   75.001%  to     80.000%                             235                $ 6,104,204.45              13.15%
   80.001%  to     85.000%                             202                $ 4,472,515.42               9.64%
   85.001%  to     90.000%                             801                $ 19,020,196.30             40.99%
   90.001%  to     95.000%                             102                $ 2,631,052.71               5.67%
   95.001%  to     100.000%                            127                $ 3,684,763.89               7.94%
                                                       ---            -   ---------------              -----
                       TOTAL                          1,842               $ 46,407,623.28             100.00%
                                                      =====           =   ===============             =======

               The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELs as of the Statistical Calculation Date are approximately 7.00% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELs as of the Statistical Calculation Date is approximately 81.26%.



                                                 JUNIOR RATIOS(1)(2)

                                                                                                    PERCENT OF
                                                                                                  INITIAL HELS BY
                                                                           STATISTICAL              STATISTICAL
                                                    NUMBER OF            CALCULATION DATE        CALCULATION DATE
RANGE OF JUNIOR RATIOS (%)                        INITIAL HELS               BALANCE                  BALANCE

    0.000%                                             16                  $ 413,838.89                0.89%
    0.001%  to     9.999%                              296               $ 3,399,283.57                7.32%
   10.000%  to     19.999%                             911              $ 19,788,111.63               42.64%
   20.000%  to     29.999%                             369              $ 11,799,810.15               25.43%
   30.000%  to     39.999%                             140               $ 6,286,558.88               13.55%
   40.000%  to     49.999%                             53                $ 2,385,245.08                5.14%
   50.000%  to     59.999%                             28                $ 1,228,444.58                2.65%
   60.000%  to     69.999%                             15                  $ 524,163.42                1.13%
   70.000%  to     79.999%                              5                  $ 185,077.92                0.40%
   80.000%  to     89.999%                              4                  $ 153,396.09                0.33%
   90.000%  to     99.999%                              5                  $ 243,693.07                0.53%
                                                        -                 -------------               -----
                       TOTAL                          1,842             $ 46,407,623.28              100.00%
                                                      =====               =============              =======


           (1) The Junior Ratio of a HEL is the ratio (expressed as a percentage) of the credit limit of such HEL to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HEL is underwritten.

           (2) The weighted average Junior Ratio of the Initial HELs as of the Statistical Calculation Date is 23.10%.


                                                     LOAN RATES

                                                                                                    PERCENT OF
                                                                                                  INITIAL HELS BY
                                                                           STATISTICAL              STATISTICAL
                                                    NUMBER OF            CALCULATION DATE        CALCULATION DATE
RANGE OF LOAN RATES(%)                            INITIAL HELS               BALANCE                  BALANCE

 5.001%  to     6.000%                                1                    $ 6,975.21                 0.02%
 6.001%  to     7.000%                               63                  $ 501,974.51                 1.08%
 7.001%  to     8.000%                                3                   $ 65,221.65                 0.14%
 8.001%  to     9.000%                              375               $ 11,542,088.92                24.87%
 9.001%  to     10.000%                             684               $ 17,690,357.44                38.12%
10.001%  to     11.000%                             590               $ 13,121,355.72                28.27%
11.001%  to     12.000%                             120                $ 3,294,965.57                 7.10%
12.001%  to     13.000%                              6                   $ 184,684.26                 0.40%
                                                     -                  -------------                 -----
                       TOTAL                      1,842               $ 46,407,623.28               100.00%
                                                  =====                 =============               =======

               The weighted average Loan Rate as of the Statistical Calculation Date is approximately 9.712%.


                                       MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                              PERCENT OF
                                                                                            INITIAL HELS BY
                                                                     STATISTICAL              STATISTICAL
                                              NUMBER OF            CALCULATION DATE        CALCULATION DATE
RANGE OF MONTHS                             INITIAL HELS               BALANCE                  BALANCE

  0  to     60                                  243                $ 3,770,083.86               8.12%
 61  to     120                                 564               $ 12,197,707.80              26.28%
121  to     180                                 964               $ 28,025,427.95              60.39%
181  to     240                                 54                 $ 1,815,481.99               3.91%
241  to     300                                 17                   $ 598,921.68               1.29%
                                                --                 -------------               -----
                       TOTAL                  1,842               $ 46,407,623.28             100.00%
                                             =====                ===============             =======



               The weighted average months remaining to scheduled maturity as of the Statistical Calculation Date is approximately 154 months.



                                                    LIEN PRIORITY

                                                                                                    PERCENT OF
                                                                                                  INITIAL HELS BY
                                                                           STATISTICAL              STATISTICAL
                                                    NUMBER OF            CALCULATION DATE        CALCULATION DATE
LIEN POSITION                                     INITIAL HELS               BALANCE                  BALANCE

First                                                16                  $ 413,838.89                0.89%
Second                                            1,826               $ 45,993,784.39               99.11%
                                                  -----                ----------------             ------
                       TOTAL                      1,842               $ 46,407,623.28              100.00%
                                                  =====               ===============              =======


                                                DEBT-TO-INCOME RATIOS

                                                                                                       PERCENT OF
                                                                                                     INITIAL HELS BY
                                                                      STATISTICAL CALCULATION          STATISTICAL
                                                    NUMBER OF              DATE BALANCE             CALCULATION DATE
    RANGE OF DEBT-TO-INCOME RATIOS (%)            INITIAL HELS                                           BALANCE

 0.00% to 9.99%                                          1                     $ 49,425.79                 0.11%
10.00% to 19.99%                                        91                  $ 1,903,715.30                 4.10%
20.00% to 29.99%                                       344                  $ 7,977,862.55                17.19%
30.00% to 39.99%                                       701                 $ 17,626,921.30                37.98%
40.00% to 49.99%                                       646                 $ 16,932,751.63                36.49%
50.00% to 59.99%                                        54                 $ 1,797,047.77                  3.87%
60.00% to 69.99%                                         5                   $ 119,898.94                  0.26%
                                                       ---                ---------------                 -----
                      TOTAL                          1,842                $ 46,407,623.28                100.00%
                                                     =====                ===============                =======



                                                 DOCUMENTATION TYPE

                                                                                                    PERCENT OF
                                                                                                  INITIAL HELS BY
                                                                           STATISTICAL              STATISTICAL
                                                    NUMBER OF            CALCULATION DATE        CALCULATION DATE
DOCUMENTATION                                     INITIAL HELS               BALANCE                  BALANCE

Express                                                17                  $ 411,328.69                0.89%
Family First Division                                  106                $ 2,438,709.56               5.25%
NINA                                                   245                $ 4,809,971.52              10.36%
NIV                                                    159                $ 4,327,188.20               9.32%
Select                                                 18                  $ 684,042.79                1.47%
Standard                                              1,207               $ 31,472,046.16             67.82%
Streamline                                              3                  $ 193,020.27                0.42%
Super Express                                          87                 $ 2,071,316.09               4.46%
                                                       --             -   ---------------              -----
                       TOTAL                          1,842               $ 46,407,623.28             100.00%
                                                      =====           =   ===============             =======



         The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.



                                                            PERCENTAGE OF INITIAL TERM NOTE BALANCE (1)(2)

PAYMENT DATE                                                                 PERCENTAGE OF BALANCE


GROSS CPR                                           12%        20%        25%        30%         35%        40%        45%

                                                    100        100        100        100         100        100        100
INITIAL........................................
                                                    100        100        100        100         100        100        100
JUNE 2000......................................
                                                    100        95         92          89         86         82         79
JUNE 2001......................................
                                                    100        87         79          71         63         56         49
JUNE 2002......................................
                                                    100        79         67          56         46         38         31
JUNE 2003......................................
                                                    100        71         57          45         34         26         19
JUNE 2004......................................
                                                    94         61         45          33         24         17         11
JUNE 2005......................................
                                                    82         48         34          23         15         10          -
JUNE 2006......................................
                                                    72         38         25          16         10          -          -
JUNE 2007......................................
                                                    63         30         19          11          -          -          -
JUNE 2008......................................
                                                    56         24         14          -           -          -          -
JUNE 2009......................................
                                                    49         19         10          -           -          -          -
JUNE 2010......................................
                                                    43         15          -          -           -          -          -
JUNE 2011......................................
                                                    38         12          -          -           -          -          -
JUNE 2012......................................
                                                    33          -          -          -           -          -          -
JUNE 2013......................................
                                                     -          -          -          -           -          -          -
JUNE 2014......................................
                                                   10.81      7.41       5.94        4.98       4.31       3.81       3.44
WEIGHTED AVERAGE LIFE TO 10% CALL (YEARS)......
                                                   10.81      7.45       6.15        5.21       4.51       3.98       3.58
WEIGHTED AVERAGE LIFE TO MATURITY (YEARS)......
                                                                                              ==========


         (1) ASSUMES (i) EXCEPT WHERE INDICATED, THAT AN OPTIONAL TERMINATION IS EXERCISED ON THE FIRST PAYMENT DATE ON WHICH THE TERM NOTE BALANCE AS OF THE LAST DATE OF THE RELATED COLLECTION PERIOD IS LESS THAN OR EQUAL TO 10% OF THE INITIAL TERM NOTE BALANCE, (ii) IN THE CASE OF THE HELOCS, A GROSS CPR AS DISCLOSED ABOVE LESS A CONSTANT DRAW RATE OF 12.0%, AND (iii) IN THE CASE OF THE HELS, SUCH COLLATERAL IS MODELED AS IF IT IS HELOCS WITH THE SAME GROSS AND NET CPR ASSUMPTIONS.

         (2)      ALL PERCENTAGES ARE ROUNDED TO THE NEAREST 1%.

      Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                        DELINQUENCY AND LOSS EXPERIENCE

             HOME EQUITY LOAN PORTFOLIO DELINQUENCY EXPERIENCE (1)

                          AT DECEMBER 31, 1998      AT DECEMBER 31, 1997     AT DECEMBER 31, 1996         AT DECEMBER 31, 1995
                           $ LOANS      % BY $     $ LOANS       % BY $     $ LOANS        % BY $        $ LOANS        % BY $
                           -------      ------     -------       ------     -------        ------        -------        ------
Number of Loans                25,494                  20,159                   17,344                      11,577
Total Portfolio          $656,651,283  100.00%   $568,400,751   100.00%   $496,073,600    100.00%     $348,925,061     100.00%

Period of Delinquency
   30-59 Days               9,139,302    1.39%      8,475,141     1.49%      7,472,812      1.51%        6,155,371       1.76%
   60-89 Days               2,196,765    0.33%      1,169,433     0.21%      1,052,747      0.21%        1,147,721       0.33%
   90+ Days                 1,701,815    0.26%      2,008,257     0.35%      2,018,333      0.41%        1,114,707       0.32%
                          ----------- -------- -------------- --------- -------------- ---------- ---------------- -----------
Total Loans                13,037,882    1.99%     11,652,831     2.05%     10,543,892      2.13%        8,417,799       2.41%
                          ----------- -------- -------------- --------- -------------- ---------- ---------------- -----------

Foreclosure                 5,714,492    0.87%      3,533,381     0.62%      2,808,028      0.57%        2,647,576       0.76%
Foreclosed                    511,752    0.08%      1,730,913     0.30%      1,749,156      0.35%        1,545,197       0.44%
                          ----------- -------- -------------- --------- -------------- ---------- ---------------- -----------
Total Loans in Foreclosure  6,226,244    0.95%      5,264,294     0.93%      4,557,184      0.92%        4,192,773       1.20%
                          ----------- -------- -------------- --------- -------------- ---------- ---------------- -----------
Total Delinquent Loans    $19,264,126    2.93%    $16,917,125     2.98%    $15,101,076      3.04%      $12,610,572       3.61%
                          =========== -------- ============== --------- ============== ---------- ================ -----------

        HOME EQUITY LOAN PORTFOLIO LOSS AND FORECLOSURE EXPERIENCE (1)

                           AT DECEMBER 31, 1998    AT DECEMBER 31, 1997    AT DECEMBER 31, 1996    AT DECEMBER 31, 1995
                            $ LOANS     % BY $     $ LOANS      % BY $    $ LOANS       % BY $     $ LOANS       % BY $
                            -------      ------    -------      ------    -------       ------     -------       ------
Number of Loans                25,494                  20,159                 17,344                   11,577
Total Portfolio          $656,651,283   100.00%  $568,400,751  100.00%  $496,073,600    100.00%  $348,925,061     100.00%
                         ------------ --------- ------------- -------- ------------- ---------- ------------- -----------
Total Loans in Foreclosure  6,226,244     0.95%     5,264,294    0.93%     4,557,184      0.92%     4,192,773       1.20%
                         ------------ --------- ------------- -------- ------------- ---------- ------------- -----------
Net Chargeoffs for Period  $1,873,593     0.29%    $1,332,166    0.23%    $1,553,129      0.31%      $522,013       0.15%
                         ============ --------- ============= -------- ============= ---------- ============= ===========


(1) Performing loans in bankruptcy are not included in delinquency statistics.


                GMACM REVOLVING HOME EQUITY LOAN TRUST, 1998-2

  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.